April 5, 2000

     Securities and Exchange Commission
     Judiciary Plaza
     450 Fifth Street, N.W.
     Washington, D.C.  20549

     Re:  Bear Stearns Asset Backed Securities, Inc. Asset-Backed
          Certificates, Series 2000-1;
          File No.  333-43091-06.

     Ladies and Gentlemen:

     Enclosed herewith for filing on behalf of the trust fund (the
     "Trust") created pursuant to a Pooling and Servicing Agreement dated as of January 1, 2000 (the "Pooling and Servicing Agreement") among Bear Stearns Asset Backed Securities, Inc., a Delaware corporation, as depositor (the "Depositor"), EMC Mortgage
     Corporation, a Delaware corporation, as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and Bankers Trust Company of California, N.A., a national banking association, in its capacity as trustee, (the "Trustee").

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement. The Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates Series 2000-1 (the "Certificates") will consist of": (a) the Class AF Certificates (the "Fixed Rate Certificates"); (b) the Class AV Certificates (the "Adjustable Rate Certificates") and, together with the Fixed Rate Certificates, the "Offered Certificates"); (c) the Class IO Certificates (the "Class IO Certificates"); (d) the Class P Certificates (the "Class P Certificates"); and (e) the Class R Certificates (the "Residual Certificates").

     The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-43091-06). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

     The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of
     Part II of Form 10-Q.

     The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

     Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
     Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
     Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

     The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

     Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 247-6255.


     Sincerely,
     /s/ Judy L. Gomez
     Assistant Vice President
     Bankers Trust Company of California, N.A.
     S.E.C. Reporting Agent for Bear Stearns Asset-Backed Certificates, Series 2000-1.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  February 25, 2000


                       BEAR STEARNS ASSET-BACKED SECURITIES, INC., as Depositor, EMC Mortgage Corporation, as Seller and Master Servicer, and Bankers Trust Company of California, N.A., a trustee (the "Trustee") under the Pooling and Servicing Agreement, dated as of January 1, 2000, providing for the issuance of the Bear Stearns Asset-Backed Certificates, Series 2000-1.


                 BEAR STEARNS ASSET-BACKED CERTIFICATES, SERIES 2000-1 (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-43091-06                        13-3836437
          (Commission File Number)        (I.R.S. Employer Identification No.)


           245 PARK AVENUE
           NEW YORK, NEW YORK                          10167
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 272-2000


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of February 25, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2000.


          Date:  April 5, 2000              By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of February 25, 2000.





                              Bear Stearns (SACO)   2000-01
                              Mortgage Pass-Through Certificates
                              February 25, 2000 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                              10
                                                                       4.  Cred
>it Enhancement Report                                              13
                                                                       5.  Coll
>ateral Report                                                      14
                                                                       6.  Deli
>nquency Report                                                     17
                                                                       7.  REO
>Report                                                             20
                                                                       8.  Prep
>ayment Report                                                      21
                                                                       9.  Real
>ized Loss Report                                                   24
                                                                      10.  Real
>ized Loss Detail Report                                            27
                                                                      11.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     28
                                                                      12.  Othe
>r Related Information                                              29
                                                                      13.  Addi
>tional Certificate Report                                          30
                                                                           Tota
>l Number of Pages
> 30
                                                            CONTACTS
                                                                            Adm
>inistrator:   Tiffany L. Campbell
                                                                            Dir
>ect Phone Number:   (714)247-6414
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       SACO I,Inc.
>                                                         Cut-Off Date:
>     December 1, 1999
                              Certificate Insurer:
>                                                         Closing Date:
>      January 31, 2000
                              Servicer(s):                  EMC Mortgage Corp.
>     Master Servicer                                     First Payment Date:
>  February 25, 2000
                              Underwriter(s):               Bear, Stearns & Co.
> Inc      Lead Underwriter                               Distribution Date:
>    February 25, 2000

>                                                         Record Date:
>      January 31, 2000

>                          Page 1 of 30
>          (c) COPYRIGHT 2000 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1
                                                                issue_idperiod
>         t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                BS0001  200002
>        03458580216920194 9555835 519521112008269     460     216     121
>63     140       0       0       0       0 3801780       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       1
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                BS0001  200002
>        125825661 9610866 6172165 2166842 7553930     375     157      93
>39     100       0       0       0       0 1938416       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       1
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                BS0001  200002
>        2 8760141 7309329 3383671 3028369 4454338      85      59      28
>24      40       0       0       0       0 1863364       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
> sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3 t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                        45                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
      45726740.4141969.443401.67361436.813399368      10       2       2
>4     180       0       0       0       0       0       0       0       0
> 0       043679509     540 3801780      4514672917     198       0       01.07E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
      27388549.7141969.443401.67300525.2 8742271       7       2       2
>3     130       0       0       0       0       0       0       0       0
> 0       025503803     389 1938416      27 9616717     144       0       070796
>267
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
      18338190.7       0       060911.62 4657098       3       0       0
>1      50       0       0       0       0       0       0       0       0
> 0       018175707     151 1863364      18 5056200      54       0       036497
>562
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 > t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3 t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      10
>0       0                                                         296.665
>                                                 0       0     0.24803624
                        162247.6453848.4-64852.6       0       0      10
>0       0                                                         282.168
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.07E+08    1434    1423162247.6453848.4-64852.6       0       0      10
>0       0 6164.28   2350165910.13 9838471 9302002 9284835274.2042 287.08350.027
>710.0142170.0491050.0018380.0037650.003765       0       0    0.248036242

>
>                                                         0     0.22369472
                        120870.5177393.5-58112.5       0       0       7
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
70556116    1099    1091120870.5177393.5-58112.5       0       0       7
>0       0 2795.1817571.7241412.44 6602449 6248468 6237140     262282.168844.541
>87       0       0       0       0       0       0       0    0.223694717

>
>                                                         0     0.29549717
                        41377.11276454.9-6740.11       0       0       3
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
36186470     335     33241377.11276454.9-6740.11       0       0       3
>0       0  3369.1 5929.2824497.69 3236022 3053534 3047695     298296.664760.723
>940.0417930.1443580.0054040.0110690.011069       0       0    0.295497169

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
     0.16116791        0.409204150.0356160.137461       0                   0.0
>94
                                                        0                   0.0
>88
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.161167912       0.4092041530.0356160.137461       0  Feb-00106.74260.0916
>97                                                0.0036310.996369
>   0.0036310.042712                0.042712      300.711873
     0.13777363        0.361468350.0274730.136299       0
                                         BankruptREO     Sched - Sched - Sched
>- Fixed
>           Sched - Fixed           Sched - Fixed   Sched - Fixed
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.137773633        0.361468350.0274730.136299       0  Feb-0070.55612 0.093
>26                                                0.0016880.998312
>   0.0016880.020066                0.020066      30 0.33443
     0.20678191        0.502279070.0514930.139726       0
                                         BankruptREO     Sched- ASched- ASched-
> Adj
>           Sched- Adj              Sched- Adj      Sched- Adj
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.206781906       0.5022790750.0514930.139726       0  Feb-0036.186470.0886
>64                                                0.0073980.992602
>   0.0073980.085255                0.085255      301.420917
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                  Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       8
>  0
0.711873388.9957       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor      10       3
>  0

>
>                         4       4Credit Enhancement Repor      13       1

>
>                         5       5Collateral Report             14       3
>  0

>
>                         6       6Delinquency Report            17       3
>  0

>
>                         7       7REO Report                    20       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             21       3
>  0

>
>                        10        Prepayment Detail Report               0

>
>                        11       9Realized Loss Report          24       3
>  0

>
>                        12      10Realized Loss Detail Rep      27       1

>
>                        13      11Triggers, Adj. Rate Cert      28       1

>
>                        14      12Other Related Informatio      29       1

>
>                        15      13Additional Certificate R      30       1

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         30
Sched - Sched - Fixed                                   Sched - Fixed
>         Sched - Fixed                   Sched - Fixed
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
 0.33443 119.281       0       1                       0       0
>        0       0                       0
Sched- ASched- Adj                                      Sched- Adj
>         Sched- Adj                      Sched- Adj
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
1.420917269.7148       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       8       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               0               0
       0       3       3       1
               0               0
       0       3       3       1
               1               1
               1       1       1
               1               1
               1       1       1
               0               0
               0               0
              30